                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 18, 2006
                                                          -------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in charter)

         New York                     0-3319                  13-1784308
         --------                     ------                  ----------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)

                One Commerce Park, Valhalla, NY            10595
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO OF A MATERIAL DEFINITIVE AGREEMENT.

         On July 24, 2006,  the registrant  entered into a separation  agreement and general release (the "Separation  Agreement") with Walter F. Schneider,  the former President and Chief Executive  Officer of the registrant.  The Separation
Agreement,  which is attached hereto as EXHIBIT 99.01 and incorporated herein by reference, provides for a payment of one (1) year's base salary payable pro-rata over 12 months by the registrant to Mr. Schneider;  provided,  however,  that in the event the registrant  sells any of its assets for cash and such sale results in net cash  proceeds  to the  registrant  of at least  $5.0  million,  then the registrant shall pay to Mr.  Schneider any balance  outstanding of the severance payment  within ten (10) days after  receipt by the  registrant of such net cash proceeds from such asset sale. Mr. Schneider agreed to release and discharge the registrant, as more fully described in the Separation Agreement. This summary of the  Separation  Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such agreement.

ITEM 1.02.     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         The Separation  Agreement  supersedes the Severance Benefits Agreement, dated May 23, 2005,  between the  registrant and Mr.  Schneider (the  "Severance
Benefits Agreement"),  except that the terms and conditions of Article IV of the
Severance Benefits Agreement survive and remain in full force and effect.

ITEM 5.02.     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On July 18, 2006, Walter F. Schneider,  age 71, voluntarily resigned as
President and Chief Executive Officer of the registrant as well as a director of the registrant effective July 21, 2006. The Board of Directors of the registrant has appointed James A. Risher,  age 63 and a current director of the registrant, as interim Chief Executive Officer effective July 22, 2006.

         Mr.  Risher has been a member of the  registrant's  Board of  Directors since April 27, 2005. Mr. Risher has been the Managing  Partner of Lumina Group,
LLC, a private  company  engaged in the business of consulting  and investing in small and mid-size  companies,  since 1998.  From February 2001 to May 2002, Mr.
Risher  served as  Chairman  and Chief  Executive  Officer of  BlueStar  Battery
Systems  International,  Inc., a Canadian  public  company that is an e-commerce distributor  of  electrical  and  electronic  products  to  selected  automotive aftermarket  segments and targeted  industrial  markets.  From 1986 to 1998, Mr.
Risher  served as a director,  Chief  Executive  Officer and  President of Exide
Electronics Group, Inc. ("Exide"),  a global leader in the uninterruptible power supply industry.  He also served as Chairman of Exide from December 1997 to July
1998. Mr. Risher has also been a director of SL Industries, Inc., a manufacturer and marketer of power and data quality  systems and  equipment  for  individual, medical,  aerospace and consumer applications,  since May 2003 and a director of
New Century Equity  Holdings  Corp., a holding  company seeking to acquire a new business, since October 2004.

         Mr.  Risher  does  not have any  family  relationships  with any of the directors,  executive  officers,  or  any  people  nominated  or  chosen  by the registrant to become a director or executive officer.

         Except  as  described   below,  Mr.  Risher  is  not  a  party  to  any
transactions listed in Reg. S-K Item 404(a).

         Lumina Group LLC, a company owned by Mr. Risher, and the registrant are party to a consulting  agreement,  dated as of June 14, 2006,  which is attached hereto as EXHIBIT 99.02 and incorporated herein by reference and which agreement provides  that Lumina  Group will  provide  certain  consulting  services to the
Company for a fee of $20,000 per month.  The consulting  agreement has a term of
90 days and  provides  that  Lumnina  Group  shall  assign  Mr.  Risher  to this consulting engagement. This summary of the consulting agreement does not purport to be complete  and is subject to and  qualified in its entirety by reference to the actual text of such agreement.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Shell Company Transactions.

          Not Applicable.

     (d)  Exhibits.

          99.01 Separation Agreement and General Releases dated as of July 24, 2006.

          99.02 Consulting  Agreement,  dated as of June 14,  2006,  between the
                Company and Lumina Group LLC.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DEL GLOBAL TECHNOLOGIES CORP.
                                                (Registrant)

Date:    July 24, 2006
                                         By:   /s/ Mark A. Koch
                                               ---------------------------------
                                               Mark A. Koch
                                               Principal Accounting Officer

                                  EXHIBIT INDEX

           Exhibit No.                    Description
           -----------                    -----------

           99.01                          Separation   Agreement   and   General
                                          Releases dated as of July 24, 2006

           99.02                          Consulting Agreement, dated as of June
                                          14,  2006,  between  the  Company  and
                                          Lumina Group LLC